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                                                                   EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-97544 and 333-33294) of Microfield Group, Inc., of our report dated May 19, 2004 relating to the financial statements, which appears in this Form 10-KSB.


PricewaterhouseCoopers LLP

Portland, Oregon
May 19, 2004